CUSIP No. 152418109                                          Page 20 of 21 Pages


                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

          Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the Schedule 13D to which this Joint Filing Agreement is being filed as an exhibit shall be a joint statement filed on behalf of each of the undersigned.

Date: July 18, 2001

                  FINANCIAL EDGE FUND, L.P.

                  By: PL CAPITAL, LLC
                      General Partner

                  By: /s/ John Palmer  /s/ Richard Lashley
                      John Palmer      Richard Lashley
                      Managing Member  Managing Member

                  FINANCIAL EDGE-STRATEGIC FUND, L.P.

                  By: PL CAPITAL, LLC
                      General Partner

                  By: /s/ John Palmer  /s/ Richard Lashley
                      John Palmer      Richard Lashley
                      Managing Member  Managing Member

                  PL CAPITAL, LLC

                  By: /s/ John Palmer  /s/ Richard Lashley
                      John Palmer      Richard Lashley
                      Managing Member  Managing Member

                  GOODBODY/PL CAPITAL, L.P.

                  By: GOODBODY/PL CAPITAL, LLC
                      General Partner

                  By: /s/ John Palmer  /s/ Richard Lashley  /s/ Garrett Goodbody
                      John Palmer      Richard Lashley      Garrett Goodbody
                      Managing Member  Managing Member      Managing Member

CUSIP No. 152418109                                          Page 21 of 21 Pages




                  GOODBODY/PL CAPITAL, LLC

                  By: /s/ John Palmer  /s/ Richard Lashley  /s/ Garrett Goodbody
                      John Palmer      Richard Lashley      Garrett Goodbody
                      Managing Member  Managing Member      Managing Member

                  ARCHIMEDES OVERSEAS, LTD

                  By: GOODBODY/PL CAPITAL, LLC

                  By: /s/ John Palmer  /s/ Richard Lashley  /s/ Garrett Goodbody
                      John Palmer      Richard Lashley      Garrett Goodbody
                      Managing Member  Managing Member      Managing Member



By: /s/ John Palmer
    John Palmer


By: /s/ Richard Lashley
    Richard Lashley


By: /s/ Garrett Goodbody
    Garrett Goodbody